EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND FULL YEAR 2023 RESULTS
DALLAS – February 29, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2023. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2023, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2023 with the fourth quarter and full year ended December 31, 2022 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 4% over the prior year quarter to $288. Comparable ADR decreased 3.6% over the prior year quarter to $452 and Comparable Occupancy decreased 0.9% over the prior year quarter to 63.6%.
•Net loss attributable to common stockholders for the quarter was $(31.1) million or $(0.47) per diluted share.
•Adjusted funds from operations (AFFO) was $0.04 per diluted share for the quarter.
•Adjusted EBITDAre was $37.4 million for the quarter.
•Comparable Hotel EBITDA was $45.1 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $85.6 million and restricted cash of $80.9 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $17.7 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 39.7% at the end of the fourth quarter.
•Capex invested during the quarter was $21.5 million.
FULL YEAR 2023 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 1.6% over the prior year to $307. Comparable ADR decreased 4.9% over the prior year to $458 and Comparable Occupancy increased 3.5% over the prior year to 66.9%.
•For the year, net loss attributable to common stockholders was $(74.0) million or $(1.13) per diluted share.

BHR Reports Fourth Quarter Results

February 29, 2024
•For the year, AFFO per diluted share was $0.61.
•Adjusted EBITDAre for the year was $176.7 million, which reflected a growth rate of 3% over the prior year.
•Comparable Hotel EBITDA for the year was $206.4 million.
•Capex invested during the year was $77.1 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company extended its mortgage loan secured by the Ritz-Carlton Lake Tahoe.
•During the quarter, the Company refinanced its mortgage loan secured by the Capital Hilton.
•Subsequent to quarter end, the Company extended its mortgage loan secured by the Pier House Resort & Spa.
•Subsequent to quarter end, the Company extended its mortgage loan secured by the Ritz-Carlton St. Thomas.
•Subsequent to quarter end, the Company received a six month forbearance, through August 5, 2024, on its mortgage loan secured by the Hilton La Jolla Torry Pines.
CAPITAL STRUCTURE
As of December 31, 2023, the Company had total assets of $2.2 billion and $1.2 billion of loans of which $44 million related to its joint venture partner’s share of the mortgage loans on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 7.4%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 74% of the Company’s consolidated debt is effectively fixed and approximately 26% is effectively floating.
During the quarter, the Company successfully closed on the extension of the mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe in Truckee, California. The non-recourse loan now totals $53.4 million and has a one-year initial term with one one-year extension option, subject to the satisfaction of certain conditions. The loan is interest only and has a floating interest rate of SOFR + 3.60%.
During the quarter, the Company refinanced the 550-room Capital Hilton in Washington, D.C. with a new $110.6 million mortgage loan. The new loan has an initial maturity date of December 2026 with two one-year extension options, subject to the satisfaction of certain conditions and bears interest at a floating interest rate of SOFR + 3.75%. The property continues to be owned by a joint venture in which Braemar owns a 75% equity interest (the “Hilton JV”). The Hilton La Jolla Torrey Pines remains encumbered by the original mortgage loan, which now has been partially paid down to a remaining balance of $66.6 million. While the Company considers its alternatives regarding refinancing the loan or potentially selling the asset, the lender has provided a six month forbearance agreement. During this time, the loan bears an annual fixed interest rate of 9.0%. This property also continues to be owned by the Hilton JV.
Subsequent to quarter end, the Company extended the loan secured by the 142-room Pier House Resort & Spa in Key West, Florida. The loan now has an initial maturity date of September 2025 with one one-year extension option, subject to the satisfaction of certain conditions, continues to have a balance of $80.0 million, and bears interest at a floating interest rate of SOFR + 3.60%.
Subsequent to quarter end, the Company also extended the loan secured by the 180-room Ritz-Carlton St. Thomas in St. Thomas, USVI. The loan now has an initial maturity date of August 2025 with one one-year extension option, subject to the satisfaction of certain conditions, continues to have a balance of $42.5 million, and bears interest at a floating interest rate of SOFR + 4.35%.

BHR Reports Fourth Quarter Results

February 29, 2024
DIVIDENDS
On January 8, 2024, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the first quarter ending March 31, 2024. The dividend, which equates to an annual rate of $0.20 per share, will be paid on April 15, 2024, to stockholders of record as of March 28, 2024. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“During the fourth quarter, our resort hotel performance continued to meaningfully outperform pre-pandemic levels while our urban hotel portfolio continues on its upward recovery trend as business transient and corporate group demand rises steadily,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “We also remain pleased with the performance of our two most recent acquisitions, the Ritz-Carlton Reserve Dorado Beach and the Four Seasons Resort Scottsdale at Toon North, which reported strong RevPAR growth of 9% and 5%, respectively, during the quarter. We enter 2024 encouraged by the expected ramp-up of group pace and we believe our portfolio is well-positioned to outperform in both the near-term and long-term.” He added, “On the capital markets front, we recently refinanced or extended almost all of our 2024 debt maturities. Looking ahead, we expect a more favorable refinancing environment going forward, which will continue to reduce the Company’s interest expense on these and other future financings.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Friday, March 1, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Friday, March 9, 2024, by dialing (647) 362-9199 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2023 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Friday, March 1, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported. Effective beginning with the

BHR Reports Fourth Quarter Results

February 29, 2024
third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes the change has been applied retrospectively.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2023	December 31, 2022
ASSETS
Investments in hotel properties, gross	$2,382,716	$2,325,093
Accumulated depreciation	(498,508)	(440,492)
Investments in hotel properties, net	1,884,208	1,884,601
Cash and cash equivalents	85,599	261,541
Restricted cash	80,904	54,155
Accounts receivable, net of allowance of $237 and $339, respectively	39,199	51,448
Inventories	5,003	5,238
Prepaid expenses	9,938	7,044
Deferred costs, net	75	—
Investment in OpenKey	1,674	1,689
Derivative assets	2,847	6,482
Other assets	17,751	14,621
Operating lease right-of-use assets	78,383	79,449
Intangible assets, net	3,504	3,883
Due from related parties, net	—	938
Due from third-party hotel managers	17,739	26,625
Total assets	$2,226,824	$2,397,714

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,162,444	$1,334,130
Accounts payable and accrued expenses	149,867	133,978
Dividends and distributions payable	9,158	8,184
Due to Ashford Inc., net	1,471	10,005
Due to related parties, net	603	—
Due to third-party hotel managers	1,608	2,096
Operating lease liabilities	60,379	60,692
Derivative liabilities	12	284
Other liabilities	22,756	22,343
Total liabilities	1,408,298	1,571,712

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at December 31, 2023 and December 31, 2022	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 16,316,315 and 12,656,529 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	377,035	291,076
Series M Redeemable Preferred Stock, $0.01 par value, 1,832,805 and 1,428,332 shares issued and outstanding at December 31,2023 and December 31, 2022, respectively	45,623	35,182
Redeemable noncontrolling interests in operating partnership	32,395	40,555
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at December 31, 2023 and December 31, 2022	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 66,636,353 and 69,919,065 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	666	699
Additional paid-in capital	718,498	734,134
Accumulated deficit	(412,199)	(324,740)
Total stockholders' equity of the Company	306,981	410,109
Noncontrolling interest in consolidated entities	(8,934)	(16,346)
Total equity	298,047	393,763
Total liabilities and equity	$2,226,824	$2,397,714

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
REVENUE
Rooms	$109,497	$109,293	$464,899	$431,515
Food and beverage	46,790	42,641	185,331	159,241
Other	21,247	19,688	89,113	78,829
Total hotel revenue	177,534	171,622	739,343	669,585
EXPENSES
Hotel operating expenses:
Rooms	25,477	24,668	105,439	94,410
Food and beverage	35,690	34,313	144,544	125,555
Other expenses	56,596	56,243	227,913	205,373
Management fees	5,600	5,347	23,261	20,149
Total hotel operating expenses	123,363	120,571	501,157	445,487
Property taxes, insurance and other	10,646	8,035	38,629	30,766
Depreciation and amortization	25,481	20,506	93,272	78,122
Advisory services fee:
Base advisory fee	3,282	3,356	13,982	12,790
Reimbursable expenses	2,261	1,193	8,353	4,653
Incentive fee	—	(491)	—	803
Stock/unit-based compensation	2,363	2,308	8,754	10,601
(Gain) loss on legal settlements	—	—	—	(114)
Corporate, general and administrative:
Stock/unit-based compensation	24	32	479	659
Other general and administrative	4,277	4,044	13,044	17,425
Total operating expenses	171,697	159,554	677,670	601,192
OPERATING INCOME (LOSS)	5,837	12,068	61,673	68,393
Equity in earnings (loss) of unconsolidated entity	(45)	(108)	(253)	(328)
Interest income	1,012	1,745	6,401	2,677
Other income (expense)	—	—	293	—
Interest expense	(23,385)	(18,278)	(90,836)	(49,710)
Amortization of loan costs	(1,055)	(595)	(3,383)	(2,456)
Write-off of loan costs and exit fees	(641)	(40)	(3,489)	(146)
Gain (loss) on extinguishment of debt	—	—	2,318	—
Realized and unrealized gain (loss) on derivatives	(1,581)	915	(663)	4,961
INCOME (LOSS) BEFORE INCOME TAXES	(19,858)	(4,293)	(27,939)	23,391
Income tax (expense) benefit	(1,625)	(260)	(2,689)	(4,043)
NET INCOME (LOSS)	(21,483)	(4,553)	(30,628)	19,348
(Income) loss attributable to noncontrolling interest in consolidated entities	96	202	(1,619)	(2,063)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,212	1,123	5,230	476
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(19,175)	(3,228)	(27,017)	17,761
Preferred dividends	(10,495)	(8,108)	(42,304)	(21,503)
Deemed dividends on redeemable preferred stock	(1,448)	(2,152)	(4,719)	(6,954)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(31,118)	$(13,488)	$(74,040)	$(10,696)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.47)	$(0.19)	$(1.13)	$(0.15)
Weighted average common shares outstanding – basic	65,833	70,839	65,989	69,687
Diluted:
Net income (loss) attributable to common stockholders	$(0.47)	$(0.19)	$(1.13)	$(0.15)
Weighted average common shares outstanding – diluted	65,833	70,839	65,989	69,687
Dividends declared per common share	$0.05	$0.05	$0.20	$0.08

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$(21,483)	$(4,553)	$(30,628)	$19,348
Interest expense and amortization of loan costs	24,440	18,873	94,219	52,166
Depreciation and amortization	25,481	20,506	93,272	78,122
Income tax expense (benefit)	1,625	260	2,689	4,043
Equity in (earnings) loss of unconsolidated entity	45	108	253	328
Company's portion of EBITDA of OpenKey	(54)	(114)	(274)	(334)
EBITDA and EBITDAre	30,054	35,080	159,531	153,673
Amortization of favorable (unfavorable) contract assets (liabilities)	118	118	474	463
Transaction and conversion costs	1,332	2,791	4,561	9,679
Write-off of loan costs and exit fees	641	40	3,489	146
Realized and unrealized (gain) loss on derivatives	1,581	(915)	663	(4,961)
Stock/unit-based compensation	2,390	2,344	9,244	11,285
Legal, advisory and settlement costs	1,316	1,069	1,397	2,170
Advisory services incentive fee	—	(1,294)	—	—
(Gain) loss on extinguishment of debt	—	—	(2,318)	—
Other (income) loss	—	—	(293)	—
(Gain) loss on insurance settlement	—	(55)	—	(55)
Company's portion of adjustments to EBITDAre of OpenKey	—	2	—	8
Adjusted EBITDAre	$37,432	$39,180	$176,748	$172,408
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Net income (loss)	$(21,483)	$(4,553)	$(30,628)	$19,348
(Income) loss attributable to noncontrolling interest in consolidated entities	96	202	(1,619)	(2,063)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,212	1,123	5,230	476
Preferred dividends	(10,495)	(8,108)	(42,304)	(21,503)
Deemed dividends on redeemable preferred stock	(1,448)	(2,152)	(4,719)	(6,954)
Net income (loss) attributable to common stockholders	(31,118)	(13,488)	(74,040)	(10,696)
Depreciation and amortization on real estate	24,597	19,830	90,031	75,508
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,212)	(1,123)	(5,230)	(476)
Equity in (earnings) loss of unconsolidated entity	45	108	253	328
Company's portion of FFO of OpenKey	(62)	(113)	(296)	(333)
FFO available to common stockholders and OP unitholders	(8,750)	5,214	10,718	64,331
Deemed dividends on redeemable preferred stock	1,448	2,152	4,719	6,954
Transaction and conversion costs	1,332	2,791	4,561	9,679
Write-off of premiums, loan costs and exit fees	641	40	3,489	146
Unrealized (gain) loss on derivatives	3,169	(445)	8,413	(4,464)
Stock/unit-based compensation	2,390	2,344	9,244	11,285
Legal, advisory and settlement costs	1,316	1,069	1,397	2,170
Interest expense accretion on refundable membership club deposits	164	178	671	723
Amortization of loan costs	1,031	572	3,289	2,365
Advisory services incentive fee	—	(1,294)	—	—
(Gain) loss on extinguishment of debt	—	—	(2,318)	—
Other (income) loss	—	—	(293)	—
(Gain) loss on insurance settlement	—	(55)	—	(55)
Company's portion of adjustments to FFO of OpenKey	—	2	—	8
Adjusted FFO available to common stockholders and OP unitholders	$2,741	$12,568	$43,890	$93,142
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.04	$0.16	$0.61	$1.23
Weighted average diluted shares	71,386	76,848	71,753	75,635

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (14)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (15)	Comparable TTM Hotel EBITDA Debt Yield
Prudential	Hilton La Jolla Torrey Pines	February 2024	February 2024	SOFR (1) + 1.70%	$—	$66,600	(3)	$66,600	$12,836	19.3%	$17,289	26.0%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2024	February 2027	SOFR (1) + 2.86%	—	70,500	(4)	70,500	1,088	1.5%	12,273	17.4%
BAML	See footnote	June 2024	June 2025	SOFR (1) + 2.66%	—	293,180	(5)	293,180	10,472	3.6%	40,592	13.8%
LoanCore	Cameo Beverly Hills	August 2024	August 2024	SOFR (1) + 3.66%	—	30,000	(6)	30,000	(4,222)	(14.1)%	987	3.3%
Apollo	The Ritz-Carlton St. Thomas	August 2024	August 2024	SOFR (1) + 4.04%	—	42,500	(7)	42,500	8,322	19.6%	22,628	53.2%
BAML	Pier House Resort & Spa	September 2024	September 2024	SOFR (1) + 1.95%	—	80,000	(8)	80,000	6,799	8.5%	15,011	18.8%
BAML	The Ritz-Carlton Lake Tahoe	January 2025	January 2026	SOFR (1) + 3.60%	—	53,413	(9)	53,413	(4,690)	(8.8)%	6,082	11.4%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML Credit Facility	See footnote	July 2026	July 2027	Base Rate (2) + 1.25% to 2.00% or SOFR (1) + 2.35% to 3.10%	—	200,000	(10)	200,000	13,470	6.7%	33,363	16.7%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(11)	140,000	1,138	0.8%	21,863	15.6%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(12)	110,600	4,934	4.5%	15,427	13.9%
Unencumbered Hotel	The Ritz-Carlton Reserve Dorado Beach				—	—		—	13,480	N/A	20,924	N/A
Total					$86,250	$1,086,793		$1,173,043	$63,627	5.4%	$206,439	17.6%
Percentage					7.4%	92.6%		100.0%
Weighted average interest rate (13)					4.50%	7.66%		7.42%
All indebtedness is non-recourse with the exception of the convertible senior notes and the credit facility.
(1)    SOFR rate was 5.35% at December 31, 2023.
(2)    Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.50%, (iii) Term SOFR + 1.00%, or (iv) 1.00%.
(3)    On February 5, 2024, we amended this mortgage loan. Terms of the amendment included extending the maturity date six months from February 2024 to August 2024, and converting the interest rate from a variable rate of SOFR + 1.70% to a fixed rate of 9.00%..
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2024.
(5)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fourth was exercised in June 2023. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(6)    This mortgage loan has a SOFR floor of 1.50%.
(7)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in August 2023. This mortgage loan has a SOFR floor of 1.00%. On January 29, 2024, we amended this mortgage loan. Terms of the amendment included extending the current maturity date one year to August 2025, and the variable rate increased from SOFR + 4.04% to SOFR 4.35%. This amended mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This amended mortgage loan has a SOFR floor of 4.00%.
(8)    On January 3, 2024, we amended this mortgage loan. Terms of the amendment included extending the current maturity date one year to September 2025, and the variable rate increased from SOFR + 1.95% to SOFR + 3.60%. This amended mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(9)    This mortgage loan has one one-year extension option subject to satisfaction of certain conditions.
(10)    This credit facility has one one-year extension option subject to satisfaction of certain conditions. This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(11)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(12)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(13)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(14)    The final maturity date assumes all available extension options will be exercised.
(15)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2023
(dollars in thousands)
(unaudited)

Lender	Hotels	2024	2025	2026	2027	2028	Thereafter	Total
Prudential	Hilton La Jolla Torrey Pines (1)	$66,600	$—	$—	$—	$—	$—	$66,600
Apollo	The Ritz-Carlton St. Thomas (2)	42,500	—	—	—	—	—	42,500
LoanCore	Cameo Beverly Hills Hotel	30,000	—	—	—	—	—	30,000
BAML	Pier House Resort & Spa (3)	80,000	—	—	—	—	—	80,000
BAML	See footnote 4	—	293,180	—	—	—	—	293,180
BAML	The Ritz-Carlton Lake Tahoe	—	—	53,413	—	—	—	53,413
Convertible Senior Notes	N/A	—	—	86,250	—	—	—	86,250
BAML Credit Facility	See footnote 5	—	—	—	200,000	—	—	200,000
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	70,500	—	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	136,000	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	—	106,600	—	106,600
Principal due in future periods		$219,100	$293,180	$139,663	$270,500	$242,600	$—	$1,165,043
Scheduled amortization payments remaining		—	—	—	4,000	4,000	—	8,000
Total indebtedness		$219,100	$293,180	$139,663	$274,500	$246,600	$—	$1,173,043
(1)    On February 5, 2024, we amended this mortgage loan. Terms of the amendment included extending the maturity date six months from February 2024 to August 2024, and converting the interest rate from a variable rate of SOFR + 1.70% to a fixed rate of 9.00%..
(2)    On January 29, 2024, we amended this mortgage loan. Terms of the amendment included extending the current maturity date one year to August 2025, and the variable rate increased from SOFR + 4.04% to SOFR 4.35%. This amended mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This amended mortgage loan has a SOFR floor of 4.00%.
(3)    On January 3, 2024, we amended this mortgage loan. Terms of the amendment included extending the current maturity date one year to September 2025, and the variable rate increased from SOFR + 1.95% to SOFR + 3.60%. This amended mortgage loan has one one-year extension option, subject to satisfaction of certain conditions.
(4)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(5)    This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$111,550	$—	$111,550	$111,422	$4,960	$116,382	0.11%	(4.15)%
RevPAR	$287.67	$—	$287.67	$298.03	$387.17	$300.98	(3.48)%	(4.42)%
Occupancy	63.61%	—%	63.61%	64.50%	54.47%	64.17%	(1.38)%	(0.87)%
ADR	$452.21	$—	$452.21	$462.04	$710.76	$469.03	(2.13)%	(3.59)%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$471,808	$—	$471,808	$438,220	$39,586	$477,806	7.66%	(1.26)%
RevPAR	$306.69	$—	$306.69	$300.90	$511.09	$311.51	1.92%	(1.55)%
Occupancy	66.94%	—%	66.94%	65.62%	46.76%	64.66%	2.01%	3.53%
ADR	$458.19	$—	$458.19	$458.58	$1,093.04	$481.75	(0.09)%	(4.89)%

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$90,055	$—	$90,055	$85,463	$4,960	$90,423	5.37%	(0.41)%
RevPAR	$305.32	$—	$305.32	$304.00	$387.17	$307.62	0.43%	(0.75)%
Occupancy	65.28%	—%	65.28%	63.25%	54.47%	62.87%	3.21%	3.83%
ADR	$467.71	$—	$467.71	$480.61	$710.76	$489.30	(2.68)%	(4.41)%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
Rooms revenue (in thousands)	$370,120	$—	$370,120	$330,871	$39,586	$370,457	11.86%	(0.09)%
RevPAR	$316.32	$—	$316.32	$303.91	$511.09	$317.67	4.08%	(0.42)%
Occupancy	67.22%	—%	67.22%	65.45%	46.76%	64.21%	2.70%	4.69%
ADR	$470.59	$—	$470.59	$464.30	$1,093.04	$494.71	1.35%	(4.88)%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2023, and not under renovation during the three months ended December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$179,216	$173,363	3.38%	$744,998	$675,072	10.36%
Non-comparable adjustments	—	12,554		—	69,853
Comparable total hotel revenue	$179,216	$185,917	(3.60)%	$744,998	$744,925	0.01%

Hotel net income (loss)	$6,943	$13,699	(49.32)%	$63,627	$90,713	(29.86)%
Non-comparable adjustments	—	1,573		—	5,251
Comparable hotel net income (loss)	$6,943	$15,272	(54.54)%	$63,627	$95,964	(33.70)%
Hotel net income (loss) margin	3.87%	7.90%	(4.03)%	8.54%	13.44%	(4.90)%
Comparable hotel net income margin	3.87%	8.21%	(4.34)%	8.54%	12.88%	(4.34)%

Hotel EBITDA	$45,116	$47,065	(4.14)%	$206,439	$200,505	2.96%
Non-comparable adjustments	—	3,767		—	20,046
Comparable hotel EBITDA	$45,116	$50,832	(11.24)%	$206,439	$220,551	(6.40)%
Hotel EBITDA margin	25.17%	27.15%	(1.98)%	27.71%	29.70%	(1.99)%
Comparable hotel EBITDA margin	25.17%	27.34%	(2.17)%	27.71%	29.61%	(1.90)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$702	$714	(1.72)%	$4,443	$3,572	24.37%
Hotel net income (loss) attributable to the Company and OP unitholders	$6,242	$12,985	(51.93)%	$59,185	$87,141	(32.08)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$6,242	$14,558	(57.13)%	$59,185	$92,392	(35.94)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,769	$1,798	(1.61)%	$8,179	$6,876	18.95%
Hotel EBITDA attributable to the Company and OP unitholders	$43,347	$45,267	(4.24)%	$198,260	$193,629	2.39%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$43,347	$49,034	(11.60)%	$198,260	$213,675	(7.21)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2023	2022	% Variance	2023	2022	% Variance
Total hotel revenue	$137,265	$123,544	11.11%	$551,479	$476,816	15.66%
Non-comparable adjustments	—	12,555		—	69,853
Comparable total hotel revenue	$137,265	$136,099	0.86%	$551,479	$546,669	0.88%

Hotel net income (loss)	$8,579	$11,844	(27.57)%	$52,210	$66,927	(21.99)%
Non-comparable adjustments	—	1,573		—	5,251
Comparable hotel net income (loss)	$8,579	$13,417	(36.06)%	$52,210	$72,178	(27.66)%
Hotel net income (loss) margin	6.25%	9.59%	(3.34)%	9.47%	14.04%	(4.57)%
Comparable hotel net income margin	6.25%	9.86%	(3.61)%	9.47%	13.20%	(3.73)%

Hotel EBITDA	$38,437	$35,042	9.69%	$162,549	$148,571	9.41%
Non-comparable adjustments	—	3,767		—	20,046
Comparable hotel EBITDA	$38,437	$38,809	(0.96)%	$162,549	$168,617	(3.60)%
Hotel EBITDA margin	28.00%	28.36%	(0.36)%	29.48%	31.16%	(1.68)%
Comparable hotel EBITDA margin	28.00%	28.52%	(0.52)%	29.48%	30.84%	(1.36)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$728	$719	1.29%	$3,209	$3,291	(2.48)%
Hotel net income (loss) attributable to the Company and OP unitholders	$7,851	$11,125	(29.43)%	$49,001	$63,637	(23.00)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$7,851	$12,698	(38.17)%	$49,001	$68,888	(28.87)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,076	$977	10.08%	$4,322	$4,332	(0.22)%
Hotel EBITDA attributable to the Company and OP unitholders	$37,361	$34,065	9.68%	$158,227	$144,239	9.70%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$37,361	$37,832	(1.24)%	$158,227	$164,285	(3.69)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2023, and not under renovation during the three months ended December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,141	$—	$8,141	$8,532	$—	$8,532	(4.58)%	(4.58)%
Total hotel revenue	$12,903	$—	$12,903	$13,183	$—	$13,183	(2.12)%	(2.12)%
Hotel net income (loss)	$(108)	$—	$(108)	$(21)	$—	$(21)	(414.29)%	(414.29)%
Hotel net income (loss) margin	(0.84)%		(0.84)%	(0.16)%		(0.16)%	(0.68)%	(0.68)%
Hotel EBITDA	$2,774	$—	$2,774	$3,284	$—	$3,284	(15.53)%	(15.53)%
Hotel EBITDA margin	21.50%		21.50%	24.91%		24.91%	(3.41)%	(3.41)%
Selected Operating Information:
RevPAR	$160.88	$—	$160.88	$168.61	$—	$168.61	(4.58)%	(4.58)%
Occupancy	64.56%	—%	64.56%	72.96%	—%	72.96%	(11.51)%	(11.51)%
ADR	$249.20	$—	$249.20	$231.08	$—	$231.08	7.84%	7.84%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$6,383	$—	$6,383	$6,067	$—	$6,067	5.21%	5.21%
Total hotel revenue	$12,746	$—	$12,746	$11,535	$—	$11,535	10.50%	10.50%
Hotel net income (loss)	$2,914	$—	$2,914	$2,876	$—	$2,876	1.32%	1.32%
Hotel net income (loss) margin	22.86%		22.86%	24.93%		24.93%	(2.07)%	(2.07)%
Hotel EBITDA	$4,304	$—	$4,304	$3,909	$—	$3,909	10.10%	10.10%
Hotel EBITDA margin	33.77%		33.77%	33.89%		33.89%	(0.12)%	(0.12)%
Selected Operating Information:
RevPAR	$176.12	$—	$176.12	$167.37	$—	$167.37	5.23%	5.23%
Occupancy	73.50%	—%	73.50%	70.27%	—%	70.27%	4.60%	4.60%
ADR	$239.61	$—	$239.61	$238.16	$—	$238.16	0.61%	0.61%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$6,473	$—	$6,473	$6,363	$—	$6,363	1.73%	1.73%
Total hotel revenue	$8,781	$—	$8,781	$8,559	$—	$8,559	2.59%	2.59%
Hotel net income (loss)	$278	$—	$278	$(91)	$—	$(91)	405.49%	405.49%
Hotel net income (loss) margin	3.17%		3.17%	(1.06)%		(1.06)%	4.23%	4.23%
Hotel EBITDA	$1,521	$—	$1,521	$1,320	$—	$1,320	15.23%	15.23%
Hotel EBITDA margin	17.32%		17.32%	15.42%		15.42%	1.90%	1.90%
Selected Operating Information:
RevPAR	$169.52	$—	$169.52	$166.66	$—	$166.66	1.72%	1.72%
Occupancy	73.26%	—%	73.26%	66.17%	—%	66.17%	10.71%	10.71%
ADR	$231.40	$—	$231.40	$251.85	$—	$251.85	(8.12)%	(8.12)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,789	$—	$3,789	$4,460	$—	$4,460	(15.04)%	(15.04)%
Total hotel revenue	$5,195	$—	$5,195	$6,083	$—	$6,083	(14.60)%	(14.60)%
Hotel net income (loss)	$505	$—	$505	$702	$—	$702	(28.06)%	(28.06)%
Hotel net income (loss) margin	9.72%		9.72%	11.54%		11.54%	(1.82)%	(1.82)%
Hotel EBITDA	$1,210	$—	$1,210	$2,038	$—	$2,038	(40.63)%	(40.63)%
Hotel EBITDA margin	23.29%		23.29%	33.50%		33.50%	(10.21)%	(10.21)%
Selected Operating Information:
RevPAR	$633.55	$—	$633.55	$745.87	$—	$745.87	(15.06)%	(15.06)%
Occupancy	62.32%	—%	62.32%	60.75%	—%	60.75%	2.58%	2.58%
ADR	$1,016.54	$—	$1,016.54	$1,227.73	$—	$1,227.73	(17.20)%	(17.20)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,780	$—	$5,780	$5,758	$—	$5,758	0.38%	0.38%
Total hotel revenue	$7,378	$—	$7,378	$7,316	$—	$7,316	0.85%	0.85%
Hotel net income (loss)	$1,248	$—	$1,248	$1,655	$—	$1,655	(24.59)%	(24.59)%
Hotel net income (loss) margin	16.92%		16.92%	22.62%		22.62%	(5.70)%	(5.70)%
Hotel EBITDA	$3,363	$—	$3,363	$3,503	$—	$3,503	(4.00)%	(4.00)%
Hotel EBITDA margin	45.58%		45.58%	47.88%		47.88%	(2.30)%	(2.30)%
Selected Operating Information:
RevPAR	$442.42	$—	$442.42	$440.75	$—	$440.75	0.38%	0.38%
Occupancy	68.31%	—%	68.31%	63.70%	—%	63.70%	7.24%	7.24%
ADR	$647.66	$—	$647.66	$691.90	$—	$691.90	(6.39)%	(6.39)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,032	$—	$3,032	$3,486	$—	$3,486	(13.02)%	(13.02)%
Total hotel revenue	$3,774	$—	$3,774	$4,269	$—	$4,269	(11.60)%	(11.60)%
Hotel net income (loss)	$621	$—	$621	$672	$—	$672	(7.59)%	(7.59)%
Hotel net income (loss) margin	16.45%		16.45%	15.74%		15.74%	0.71%	0.71%
Hotel EBITDA	$1,071	$—	$1,071	$1,884	$—	$1,884	(43.15)%	(43.15)%
Hotel EBITDA margin	28.38%		28.38%	44.13%		44.13%	(15.75)%	(15.75)%
Selected Operating Information:
RevPAR	$412.00	$—	$412.00	$473.63	$—	$473.63	(13.01)%	(13.01)%
Occupancy	58.36%	—%	58.36%	54.47%	—%	54.47%	7.14%	7.14%
ADR	$706.01	$—	$706.01	$869.53	$—	$869.53	(18.81)%	(18.81)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,678	$—	$5,678	$6,556	$—	$6,556	(13.39)%	(13.39)%
Total hotel revenue	$10,729	$—	$10,729	$11,602	$—	$11,602	(7.52)%	(7.52)%
Hotel net income (loss)	$(1,113)	$—	$(1,113)	$322	$—	$322	(445.65)%	(445.65)%
Hotel net income (loss) margin	(10.37)%		(10.37)%	2.78%		2.78%	(13.15)%	(13.15)%
Hotel EBITDA	$1,831	$—	$1,831	$2,734	$—	$2,734	(33.03)%	(33.03)%
Hotel EBITDA margin	17.07%		17.07%	23.56%		23.56%	(6.49)%	(6.49)%
Selected Operating Information:
RevPAR	$319.82	$—	$319.82	$375.04	$—	$375.04	(14.72)%	(14.72)%
Occupancy	52.46%	—%	52.46%	52.04%	—%	52.04%	0.81%	0.81%
ADR	$609.69	$—	$609.69	$720.64	$—	$720.64	(15.40)%	(15.40)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$7,686	$—	$7,686	$6,981	$—	$6,981	10.10%	10.10%
Total hotel revenue	$9,741	$—	$9,741	$8,735	$—	$8,735	11.52%	11.52%
Hotel net income (loss)	$1,665	$—	$1,665	$799	$—	$799	108.39%	108.39%
Hotel net income (loss) margin	17.09%		17.09%	9.15%		9.15%	7.94%	7.94%
Hotel EBITDA	$3,688	$—	$3,688	$2,865	$—	$2,865	28.73%	28.73%
Hotel EBITDA margin	37.86%		37.86%	32.80%		32.80%	5.06%	5.06%
Selected Operating Information:
RevPAR	$167.44	$—	$167.44	$152.07	$—	$152.07	10.11%	10.11%
Occupancy	66.25%	—%	66.25%	63.14%	—%	63.14%	4.93%	4.93%
ADR	$252.72	$—	$252.72	$240.84	$—	$240.84	4.93%	4.93%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$7,644	$—	$7,644	$7,183	$—	$7,183	6.42%	6.42%
Total hotel revenue	$8,940	$—	$8,940	$8,373	$—	$8,373	6.77%	6.77%
Hotel net income (loss)	$(704)	$—	$(704)	$(1,477)	$—	$(1,477)	52.34%	52.34%
Hotel net income (loss) margin	(7.87)%		(7.87)%	(17.64)%		(17.64)%	9.77%	9.77%
Hotel EBITDA	$1,697	$—	$1,697	$1,190	$—	$1,190	42.61%	42.61%
Hotel EBITDA margin	18.98%		18.98%	14.21%		14.21%	4.77%	4.77%
Selected Operating Information:
RevPAR	$202.64	$—	$202.64	$190.44	$—	$190.44	6.41%	6.41%
Occupancy	66.25%	—%	66.25%	65.61%	—%	65.61%	0.98%	0.98%
ADR	$305.86	$—	$305.86	$290.25	$—	$290.25	5.38%	5.38%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$8,379	$—	$8,379	$9,677	$—	$9,677	(13.41)%	(13.41)%
Total hotel revenue	$20,364	$—	$20,364	$22,971	$—	$22,971	(11.35)%	(11.35)%
Hotel net income (loss)	$3,108	$—	$3,108	$1,194	$—	$1,194	160.30%	160.30%
Hotel net income (loss) margin	15.26%		15.26%	5.20%		5.20%	10.06%	10.06%
Hotel EBITDA	$5,132	$—	$5,132	$6,158	$—	$6,158	(16.66)%	(16.66)%
Hotel EBITDA margin	25.20%		25.20%	26.81%		26.81%	(1.61)%	(1.61)%
Selected Operating Information:
RevPAR	$329.99	$—	$329.99	$381.12	$—	$381.12	(13.42)%	(13.42)%
Occupancy	61.87%	—%	61.87%	66.71%	—%	66.71%	(7.26)%	(7.26)%
ADR	$533.33	$—	$533.33	$571.31	$—	$571.31	(6.65)%	(6.65)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$4,975	$—	$4,975	$7,751	$—	$7,751	(35.81)%	(35.81)%
Total hotel revenue	$8,682	$—	$8,682	$13,666	$—	$13,666	(36.47)%	(36.47)%
Hotel net income (loss)	$(4,634)	$—	$(4,634)	$681	$—	$681	(780.47)%	(780.47)%
Hotel net income (loss) margin	(53.37)%		(53.37)%	4.98%		4.98%	(58.35)%	(58.35)%
Hotel EBITDA	$(1,229)	$—	$(1,229)	$2,581	$—	$2,581	(147.62)%	(147.62)%
Hotel EBITDA margin	(14.16)%		(14.16)%	18.89%		18.89%	(33.05)%	(33.05)%
Selected Operating Information:
RevPAR	$295.51	$—	$295.51	$462.91	$—	$462.91	(36.16)%	(36.16)%
Occupancy	34.16%	—%	34.16%	56.59%	—%	56.59%	(39.64)%	(39.64)%
ADR	$865.09	$—	$865.09	$818.04	$—	$818.04	5.75%	5.75%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$5,542	$—	$5,542	$5,031	$—	$5,031	10.16%	10.16%
Total hotel revenue	$7,092	$—	$7,092	$6,440	$—	$6,440	10.12%	10.12%
Hotel net income (loss)	$(671)	$—	$(671)	$283	$—	$283	(337.10)%	(337.10)%
Hotel net income (loss) margin	(9.46)%		(9.46)%	4.39%		4.39%	(13.85)%	(13.85)%
Hotel EBITDA	$1,899	$—	$1,899	$1,785	$—	$1,785	6.39%	6.39%
Hotel EBITDA margin	26.78%		26.78%	27.72%		27.72%	(0.94)%	(0.94)%
Selected Operating Information:
RevPAR	$163.26	$—	$163.26	$151.49	$—	$151.49	7.77%	7.77%
Occupancy	63.02%	—%	63.02%	60.21%	—%	60.21%	4.67%	4.67%
ADR	$259.05	$—	$259.05	$251.61	$—	$251.61	2.96%	2.96%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$10,208	$—	$10,208	$13,280	$(1,652)	$11,628	(23.13)%	(12.21)%
Total hotel revenue	$16,199	$—	$16,199	$19,725	$(1,652)	$18,073	(17.88)%	(10.37)%
Hotel net income (loss)	$(409)	$—	$(409)	$3,752	$(1,653)	$2,099	(110.90)%	(119.49)%
Hotel net income (loss) margin	(2.52)%		(2.52)%	19.02%		11.61%	(21.54)%	(14.13)%
Hotel EBITDA	$4,244	$—	$4,244	$6,606	$(1,652)	$4,954	(35.76)%	(14.33)%
Hotel EBITDA margin	—%		—%	33.49%		27.41%	(33.49)%	(27.41)%
Selected Operating Information:
RevPAR	$616.40	$—	$616.40	$801.98	$—	$702.18	(23.14)%	(12.22)%
Occupancy	54.98%	—%	54.98%	59.30%	—%	59.30%	(7.28)%	(7.28)%
ADR	$1,121.10	$—	$1,121.10	$1,352.42	$—	$1,184.13	(17.10)%	(5.32)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,547	$—	$2,547	$3,298	$—	$3,298	(22.77)%	(22.77)%
Total hotel revenue	$3,324	$—	$3,324	$4,656	$—	$4,656	(28.61)%	(28.61)%
Hotel net income (loss)	$(1,862)	$—	$(1,862)	$(816)	$—	$(816)	(128.19)%	(128.19)%
Hotel net income (loss) margin	(56.02)%		(56.02)%	(17.53)%		(17.53)%	(38.49)%	(38.49)%
Hotel EBITDA	$(274)	$—	$(274)	$456	$—	$456	(160.09)%	(160.09)%
Hotel EBITDA margin	(8.24)%		(8.24)%	9.79%		9.79%	(18.03)%	(18.03)%
Selected Operating Information:
RevPAR	$193.66	$—	$193.66	$250.68	$—	$250.68	(22.75)%	(22.75)%
Occupancy	70.68%	—%	70.68%	76.14%	—%	76.14%	(7.17)%	(7.17)%
ADR	$273.98	$—	$273.98	$329.23	$—	$329.23	(16.78)%	(16.78)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$15,126	$—	$15,126	$13,892	$—	$13,892	8.88%	8.88%
Total hotel revenue	$22,451	$—	$22,451	$21,056	$—	$21,056	6.63%	6.63%
Hotel net income (loss)	$3,920	$—	$3,920	$2,235	$—	$2,235	75.39%	75.39%
Hotel net income (loss) margin	17.46%		17.46%	10.61%		10.61%	6.85%	6.85%
Hotel EBITDA	$5,782	$—	$5,782	$5,042	$—	$5,042	14.68%	14.68%
Hotel EBITDA margin	25.75%		25.75%	23.95%		23.95%	1.80%	1.80%
Selected Operating Information:
RevPAR	$1,551.02	$—	$1,551.02	$1,424.51	$—	$1,424.51	8.88%	8.88%
Occupancy	57.91%	—%	57.91%	56.54%	—%	56.54%	2.42%	2.42%
ADR	$2,678.52	$—	$2,678.52	$2,519.37	$—	$2,519.37	6.32%	6.32%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$10,167	$—	$10,167	$3,107	$6,612	$9,719	227.23%	4.61%
Total hotel revenue	$20,917	$—	$20,917	$5,194	$14,206	$19,400	302.71%	7.82%
Hotel net income (loss)	$2,185	$—	$2,185	$933	$3,226	$4,159	134.19%	(47.46)%
Hotel net income (loss) margin	10.45%		10.45%	17.96%		21.44%	(7.51)%	(10.99)%
Hotel EBITDA	$8,103	$—	$8,103	$1,710	$5,419	$7,129	373.86%	13.66%
Hotel EBITDA margin	38.74%		38.74%	32.92%		36.75%	5.82%	1.99%
Selected Operating Information:
RevPAR	$526.22	$—	$526.22	$477.19	$516.18	$503.04	10.27%	4.61%
Occupancy	56.01%	—%	56.01%	45.15%	54.47%	51.33%	24.05%	9.12%
ADR	$939.53	$—	$939.53	$1,056.99	$947.59	$980.01	(11.11)%	(4.13)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$73,517	$—	$73,517	$74,034	$4,960	$78,994	(0.70)%	(6.93)%
Total hotel revenue	$128,435	$—	$128,435	$123,417	$12,554	$135,971	4.07%	(5.54)%
Hotel net income (loss)	$8,345	$—	$8,345	$15,024	$1,573	$16,597	(44.46)%	(49.72)%
Hotel net income (loss) margin	6.50%		6.50%	12.17%		12.21%	(5.67)%	(5.71)%
Hotel EBITDA	$33,811	$—	$33,811	$36,165	$3,767	$39,932	(6.51)%	(15.33)%
Hotel EBITDA margin	26.33%		26.33%	29.30%		29.37%	(2.97)%	(3.04)%
Selected Operating Information:
RevPAR	$436.91	$—	$436.91	$477.36	$387.17	$470.48	(8.47)%	(7.14)%
Occupancy	59.39%	—%	59.39%	61.40%	54.47%	60.87%	(3.27)%	(2.43)%
ADR	$735.63	$—	$735.63	$777.50	$710.76	$772.94	(5.39)%	(4.83)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$38,033	$—	$38,033	$37,388	$—	$37,388	1.73%	1.73%
Total hotel revenue	$50,781	$—	$50,781	$49,946	$—	$49,946	1.67%	1.67%
Hotel net income (loss)	$(1,402)	$—	$(1,402)	$(1,325)	$—	$(1,325)	(5.81)%	(5.81)%
Hotel net income (loss) margin	(2.76)%		(2.76)%	(2.65)%		(2.65)%	(0.11)%	(0.11)%
Hotel EBITDA	$11,305	$—	$11,305	$10,900	$—	$10,900	3.72%	3.72%
Hotel EBITDA margin	22.26%		22.26%	21.82%		21.82%	0.44%	0.44%
Selected Operating Information:
RevPAR	$173.26	$—	$173.26	$170.90	$—	$170.90	1.38%	1.38%
Occupancy	66.85%	—%	66.85%	66.71%	—%	66.71%	0.21%	0.21%
ADR	$259.19	$—	$259.19	$256.20	$—	$256.20	1.17%	1.17%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$111,550	$—	$111,550	$111,422	$4,960	$116,382	0.11%	(4.15)%
Total hotel revenue	$179,216	$—	$179,216	$173,363	$12,554	$185,917	3.38%	(3.60)%
Hotel net income (loss)	$6,943	$—	$6,943	$13,699	$1,573	$15,272	(49.32)%	(54.54)%
Hotel net income (loss) margin	3.87%		3.87%	7.90%		8.21%	(4.03)%	(4.34)%
Hotel EBITDA	$45,116	$—	$45,116	$47,065	$3,767	$50,832	(4.14)%	(11.24)%
Hotel EBITDA margin	25.17%		25.17%	27.15%		27.34%	(1.98)%	(2.17)%
Selected Operating Information:
RevPAR	$287.67	$—	$287.67	$298.03	$387.17	$300.98	(3.48)%	(4.42)%
Occupancy	63.61%	—%	63.61%	64.50%	54.47%	64.17%	(1.38)%	(0.87)%
ADR	$452.21	$—	$452.21	$462.04	$710.76	$469.03	(2.13)%	(3.59)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$36,615	$—	$36,615	$29,877	$—	$29,877	22.55%	22.55%
Total hotel revenue	$57,716	$—	$57,716	$45,113	$—	$45,113	27.94%	27.94%
Hotel net income (loss)	$4,934	$—	$4,934	$1,125	$—	$1,125	338.58%	338.58%
Hotel net income (loss) margin	8.55%		8.55%	2.49%		2.49%	6.06%	6.06%
Hotel EBITDA	$15,427	$—	$15,427	$10,174	$—	$10,174	51.63%	51.63%
Hotel EBITDA margin	26.73%		26.73%	22.55%		22.55%	4.18%	4.18%
Selected Operating Information:
RevPAR	$182.39	$—	$182.39	$148.82	$—	$148.82	22.56%	22.56%
Occupancy	72.92%	—%	72.92%	65.17%	—%	65.17%	11.89%	11.89%
ADR	$250.11	$—	$250.11	$228.36	$—	$228.36	9.52%	9.52%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$28,735	$—	$28,735	$27,880	$—	$27,880	3.07%	3.07%
Total hotel revenue	$50,715	$—	$50,715	$49,076	$—	$49,076	3.34%	3.34%
Hotel net income (loss)	$12,836	$—	$12,836	$13,162	$—	$13,162	(2.48)%	(2.48)%
Hotel net income (loss) margin	25.31%		25.31%	26.82%		26.82%	(1.51)%	(1.51)%
Hotel EBITDA	$17,289	$—	$17,289	$17,328	$—	$17,328	(0.23)%	(0.23)%
Hotel EBITDA margin	34.09%		34.09%	35.31%		35.31%	(1.22)%	(1.22)%
Selected Operating Information:
RevPAR	$199.82	$—	$199.82	$193.87	$—	$193.87	3.07%	3.07%
Occupancy	78.76%	—%	78.76%	77.25%	—%	77.25%	1.95%	1.95%
ADR	$253.71	$—	$253.71	$250.95	$—	$250.95	1.10%	1.10%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,512	$—	$25,512	$24,829	$—	$24,829	2.75%	2.75%
Total hotel revenue	$33,917	$—	$33,917	$33,635	$—	$33,635	0.84%	0.84%
Hotel net income (loss)	$3,392	$—	$3,392	$2,226	$—	$2,226	52.38%	52.38%
Hotel net income (loss) margin	10.00%		10.00%	6.62%		6.62%	3.38%	3.38%
Hotel EBITDA	$8,183	$—	$8,183	$8,288	$—	$8,288	(1.27)%	(1.27)%
Hotel EBITDA margin	24.13%		24.13%	24.64%		24.64%	(0.51)%	(0.51)%
Selected Operating Information:
RevPAR	$168.42	$—	$168.42	$163.92	$—	$163.92	2.75%	2.75%
Occupancy	70.30%	—%	70.30%	65.36%	—%	65.36%	7.56%	7.56%
ADR	$239.57	$—	$239.57	$250.78	$—	$250.78	(4.47)%	(4.47)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$16,429	$—	$16,429	$19,082	$—	$19,082	(13.90)%	(13.90)%
Total hotel revenue	$22,159	$—	$22,159	$25,259	$—	$25,259	(12.27)%	(12.27)%
Hotel net income (loss)	$1,428	$—	$1,428	$4,488	$—	$4,488	(68.18)%	(68.18)%
Hotel net income (loss) margin	6.44%		6.44%	17.77%		17.77%	(11.33)%	(11.33)%
Hotel EBITDA	$6,067	$—	$6,067	$9,127	$—	$9,127	(33.53)%	(33.53)%
Hotel EBITDA margin	27.38%		27.38%	36.13%		36.13%	(8.75)%	(8.75)%
Selected Operating Information:
RevPAR	$692.48	$—	$692.48	$804.31	$—	$804.31	(13.90)%	(13.90)%
Occupancy	66.22%	—%	66.22%	63.96%	—%	63.96%	3.53%	3.53%
ADR	$1,045.70	$—	$1,045.70	$1,257.56	$—	$1,257.56	(16.85)%	(16.85)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,168	$—	$24,168	$27,419	$—	$27,419	(11.86)%	(11.86)%
Total hotel revenue	$30,641	$—	$30,641	$34,104	$—	$34,104	(10.15)%	(10.15)%
Hotel net income (loss)	$6,799	$—	$6,799	$12,377	$—	$12,377	(45.07)%	(45.07)%
Hotel net income (loss) margin	22.19%		22.19%	36.29%		36.29%	(14.10)%	(14.10)%
Hotel EBITDA	$15,011	$—	$15,011	$18,115	$—	$18,115	(17.13)%	(17.13)%
Hotel EBITDA margin	48.99%		48.99%	53.12%		53.12%	(4.13)%	(4.13)%
Selected Operating Information:
RevPAR	$466.29	$—	$466.29	$529.03	$—	$529.03	(11.86)%	(11.86)%
Occupancy	72.66%	—%	72.66%	74.81%	—%	74.81%	(2.87)%	(2.87)%
ADR	$641.70	$—	$641.70	$707.12	$—	$707.12	(9.25)%	(9.25)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,325	$—	$12,325	$14,314	$—	$14,314	(13.90)%	(13.90)%
Total hotel revenue	$15,296	$—	$15,296	$17,194	$—	$17,194	(11.04)%	(11.04)%
Hotel net income (loss)	$871	$—	$871	$2,547	$—	$2,547	(65.80)%	(65.80)%
Hotel net income (loss) margin	5.69%		5.69%	14.81%		14.81%	(9.12)%	(9.12)%
Hotel EBITDA	$4,915	$—	$4,915	$6,958	$—	$6,958	(29.36)%	(29.36)%
Hotel EBITDA margin	32.13%		32.13%	40.47%		40.47%	(8.34)%	(8.34)%
Selected Operating Information:
RevPAR	$422.10	$—	$422.10	$490.21	$—	$490.21	(13.89)%	(13.89)%
Occupancy	60.78%	—%	60.78%	54.06%	—%	54.06%	12.43%	12.43%
ADR	$694.51	$—	$694.51	$906.82	$—	$906.82	(23.41)%	(23.41)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$25,351	$—	$25,351	$25,253	$—	$25,253	0.39%	0.39%
Total hotel revenue	$49,335	$—	$49,335	$50,615	$—	$50,615	(2.53)%	(2.53)%
Hotel net income (loss)	$1,088	$—	$1,088	$5,668	$—	$5,668	(80.80)%	(80.80)%
Hotel net income (loss) margin	2.21%		2.21%	11.20%		11.20%	(8.99)%	(8.99)%
Hotel EBITDA	$12,273	$—	$12,273	$13,620	$—	$13,620	(9.89)%	(9.89)%
Hotel EBITDA margin	24.88%		24.88%	26.91%		26.91%	(2.03)%	(2.03)%
Selected Operating Information:
RevPAR	$360.35	$—	$360.35	$364.13	$—	$364.13	(1.04)%	(1.04)%
Occupancy	55.81%	—%	55.81%	60.58%	—%	60.58%	(7.87)%	(7.87)%
ADR	$645.73	$—	$645.73	$601.05	$—	$601.05	7.43%	7.43%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$26,222	$—	$26,222	$22,237	$—	$22,237	17.92%	17.92%
Total hotel revenue	$33,117	$—	$33,117	$27,536	$—	$27,536	20.27%	20.27%
Hotel net income (loss)	$2,071	$—	$2,071	$(505)	$—	$(505)	510.10%	510.10%
Hotel net income (loss) margin	6.25%		6.25%	(1.83)%		(1.83)%	8.08%	8.08%
Hotel EBITDA	$10,317	$—	$10,317	$7,673	$—	$7,673	34.46%	34.46%
Hotel EBITDA margin	31.15%		31.15%	27.87%		27.87%	3.28%	3.28%
Selected Operating Information:
RevPAR	$143.97	$—	$143.97	$122.10	$—	$122.10	17.91%	17.91%
Occupancy	62.44%	—%	62.44%	55.92%	—%	55.92%	11.66%	11.66%
ADR	$230.59	$—	$230.59	$218.34	$—	$218.34	5.61%	5.61%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$32,767	$—	$32,767	$31,334	$—	$31,334	4.57%	4.57%
Total hotel revenue	$38,754	$—	$38,754	$36,163	$—	$36,163	7.16%	7.16%
Hotel net income (loss)	$(462)	$—	$(462)	$(2,872)	$—	$(2,872)	83.91%	83.91%
Hotel net income (loss) margin	(1.19)%		(1.19)%	(7.94)%		(7.94)%	6.75%	6.75%
Hotel EBITDA	$9,276	$—	$9,276	$8,354	$—	$8,354	11.04%	11.04%
Hotel EBITDA margin	23.94%		23.94%	23.10%		23.10%	0.84%	0.84%
Selected Operating Information:
RevPAR	$218.95	$—	$218.95	$209.38	$—	$209.38	4.57%	4.57%
Occupancy	70.81%	—%	70.81%	70.05%	—%	70.05%	1.08%	1.08%
ADR	$309.19	$—	$309.19	$298.91	$—	$298.91	3.44%	3.44%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$37,278	$—	$37,278	$46,210	$—	$46,210	(19.33)%	(19.33)%
Total hotel revenue	$85,520	$—	$85,520	$98,364	$—	$98,364	(13.06)%	(13.06)%
Hotel net income (loss)	$11,171	$—	$11,171	$17,641	$—	$17,641	(36.68)%	(36.68)%
Hotel net income (loss) margin	13.06%		13.06%	17.93%		17.93%	(4.87)%	(4.87)%
Hotel EBITDA	$22,381	$—	$22,381	$30,377	$—	$30,377	(26.32)%	(26.32)%
Hotel EBITDA margin	26.17%		26.17%	30.88%		30.88%	(4.71)%	(4.71)%
Selected Operating Information:
RevPAR	$370.04	$—	$370.04	$459.97	$—	$459.97	(19.55)%	(19.55)%
Occupancy	62.98%	—%	62.98%	74.47%	—%	74.47%	(15.43)%	(15.43)%
ADR	$587.54	$—	$587.54	$617.66	$—	$617.66	(4.88)%	(4.88)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$27,797	$—	$27,797	$31,263	$—	$31,263	(11.09)%	(11.09)%
Total hotel revenue	$50,282	$—	$50,282	$54,779	$—	$54,779	(8.21)%	(8.21)%
Hotel net income (loss)	$(4,690)	$—	$(4,690)	$5,020	$—	$5,020	(193.43)%	(193.43)%
Hotel net income (loss) margin	(9.33)%		(9.33)%	9.16%		9.16%	(18.49)%	(18.49)%
Hotel EBITDA	$6,082	$—	$6,082	$11,383	$—	$11,383	(46.57)%	(46.57)%
Hotel EBITDA margin	12.10%		12.10%	20.78%		20.78%	(8.68)%	(8.68)%
Selected Operating Information:
RevPAR	$416.16	$—	$416.16	$470.61	$—	$470.61	(11.57)%	(11.57)%
Occupancy	49.99%	—%	49.99%	56.22%	—%	56.22%	(11.08)%	(11.08)%
ADR	$832.52	$—	$832.52	$837.16	$—	$837.16	(0.55)%	(0.55)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$28,410	$—	$28,410	$21,445	$—	$21,445	32.48%	32.48%
Total hotel revenue	$34,629	$—	$34,629	$26,385	$—	$26,385	31.25%	31.25%
Hotel net income (loss)	$5,471	$—	$5,471	$3,790	$—	$3,790	44.35%	44.35%
Hotel net income (loss) margin	15.80%		15.80%	14.36%		14.36%	1.44%	1.44%
Hotel EBITDA	$12,816	$—	$12,816	$9,217	$—	$9,217	39.05%	39.05%
Hotel EBITDA margin	37.01%		37.01%	34.93%		34.93%	2.08%	2.08%
Selected Operating Information:
RevPAR	$210.94	$—	$210.94	$162.75	$—	$162.75	29.61%	29.61%
Occupancy	70.69%	—%	70.69%	56.88%	—%	56.88%	24.28%	24.28%
ADR	$298.39	$—	$298.39	$286.14	$—	$286.14	4.28%	4.28%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$47,971	$—	$47,971	$58,426	$—	$58,426	(17.89)%	(17.89)%
Total hotel revenue	$75,394	$—	$75,394	$87,654	$—	$87,654	(13.99)%	(13.99)%
Hotel net income (loss)	$8,322	$—	$8,322	$18,920	$—	$18,920	(56.01)%	(56.01)%
Hotel net income (loss) margin	11.04%		11.04%	21.58%		21.58%	(10.54)%	(10.54)%
Hotel EBITDA	$22,628	$—	$22,628	$30,137	$—	$30,137	(24.92)%	(24.92)%
Hotel EBITDA margin	30.01%		30.01%	34.38%		34.38%	(4.37)%	(4.37)%
Selected Operating Information:
RevPAR	$730.15	$—	$730.15	$889.30	$—	$889.30	(17.90)%	(17.90)%
Occupancy	66.43%	—%	66.43%	73.81%	—%	73.81%	(10.00)%	(10.00)%
ADR	$1,099.14	$—	$1,099.14	$1,204.88	$—	$1,204.88	(8.78)%	(8.78)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$11,727	$—	$11,727	$13,472	$—	$13,472	(12.95)%	(12.95)%
Total hotel revenue	$16,113	$—	$16,113	$19,484	$—	$19,484	(17.30)%	(17.30)%
Hotel net income (loss)	$(4,222)	$—	$(4,222)	$(1,390)	$—	$(1,390)	(203.74)%	(203.74)%
Hotel net income (loss) margin	(26.20)%		(26.20)%	(7.13)%		(7.13)%	(19.07)%	(19.07)%
Hotel EBITDA	$987	$—	$987	$3,157	$—	$3,157	(68.74)%	(68.74)%
Hotel EBITDA margin	6.13%		6.13%	16.20%		16.20%	(10.07)%	(10.07)%
Selected Operating Information:
RevPAR	$224.69	$—	$224.69	$258.10	$—	$258.10	(12.94)%	(12.94)%
Occupancy	72.78%	—%	72.78%	74.26%	—%	74.26%	(1.99)%	(1.99)%
ADR	$308.71	$—	$308.71	$347.57	$—	$347.57	(11.18)%	(11.18)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$54,712	$—	$54,712	$42,072	$10,256	$52,328	30.04%	4.56%
Total hotel revenue	$83,744	$—	$83,744	$64,517	$15,169	$79,686	29.80%	5.09%
Hotel net income (loss)	$13,480	$—	$13,480	$7,583	$2,089	$9,672	77.77%	39.37%
Hotel net income (loss) margin	16.10%		16.10%	11.75%		12.14%	4.35%	3.96%
Hotel EBITDA	$20,924	$—	$20,924	$14,887	$3,634	$18,521	40.55%	12.97%
Hotel EBITDA margin	24.99%		24.99%	23.07		23.24%	1.92%	1.75%
Selected Operating Information:
RevPAR	$1,414.11	$—	$1,414.11	$1,340.90	$1,402.17	$1,352.48	5.46%	4.56%
Occupancy	59.00%	—%	59.00%	60.40%	50.36%	58.50%	(2.32)%	0.85%
ADR	$2,396.80	$—	$2,396.80	$2,220.05	$2,784.54	$2,311.90	7.96%	3.67%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$35,789	$—	$35,789	$3,107	$29,330	$32,437	1,051.88%	10.33%
Total hotel revenue	$67,666	$—	$67,666	$5,194	$54,684	$59,878	1,202.77%	13.01%
Hotel net income (loss)	$1,138	$—	$1,138	$933	$3,162	$4,095	21.97%	(72.21)%
Hotel net income (loss) margin	1.68%		1.68%	17.96%		6.84%	(16.28)%	(5.16)%
Hotel EBITDA	$21,863	$—	$21,863	$1,710	$16,412	$18,122	1,178.54%	20.64%
Hotel EBITDA margin	32.31%		32.31%	32.92		30.26%	(0.61)%	2.05%
Selected Operating Information:
RevPAR	$466.92	$—	$466.92	$477.19	$418.17	$423.18	(2.15)%	10.34%
Occupancy	48.27%	—%	48.27%	45.15%	46.38%	46.28%	6.91%	4.30%
ADR	$967.22	$—	$967.22	$1,056.99	$901.55	$914.43	(8.49)%	5.77%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2023	2023	2023	2022	2022	2022	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$310,555	$—	$310,555	$295,026	$39,586	$334,612	5.26%	(7.19)%
Total hotel revenue	$530,752	$—	$530,752	$486,756	$69,853	$556,609	9.04%	(4.65)%
Hotel net income (loss)	$52,442	$—	$52,442	$88,339	$5,251	$93,590	(40.64)%	(43.97)%
Hotel net income (loss) margin	9.88%		9.88%	18.15%		16.81%	(8.27)%	(6.93)%
Hotel EBITDA	$149,433	$—	$149,433	$153,642	$20,046	$173,688	(2.74)%	(13.96)%
Hotel EBITDA margin	28.15%		28.15%	31.56%		31.20%	(3.41)%	(3.05)%
Selected Operating Information:
RevPAR	$465.26	$—	$465.26	$501.41	$511.09	$502.54	(7.21)%	(7.42)%
Occupancy	63.51%	—%	63.51%	68.90%	46.76%	66.32%	(7.82)%	(4.24)%
ADR	$732.53	$—	$732.53	$727.76	$1,093.04	$757.72	0.66%	(3.32)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$161,253	$—	$161,253	$143,194	$—	$143,194	12.61%	12.61%
Total hotel revenue	$214,246	$—	$214,246	$188,316	$—	$188,316	13.77%	13.77%
Hotel net income (loss)	$11,183	$—	$11,183	$2,374	$—	$2,374	371.06%	371.06%
Hotel net income (loss) margin	5.22%		5.22%	1.26%		1.26%	3.96%	3.96%
Hotel EBITDA	$57,006	$—	$57,006	$46,863	$—	$46,863	21.64%	21.64%
Hotel EBITDA margin	26.61%		26.61%	24.89%		24.89%	1.72%	1.72%
Selected Operating Information:
RevPAR	$185.16	$—	$185.16	$164.98	$—	$164.98	12.23%	12.23%
Occupancy	69.56%	—%	69.56%	63.39%	—%	63.39%	9.73%	9.73%
ADR	$266.19	$—	$266.19	$260.25	$—	$260.25	2.28%	2.28%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$471,808	$—	$471,808	$438,220	$39,586	$477,806	7.66%	(1.26)%
Total hotel revenue	$744,998	$—	$744,998	$675,072	$69,853	$744,925	10.36%	0.01%
Hotel net income (loss)	$63,627	$—	$63,627	$90,713	$5,251	$95,964	(29.86)%	(33.70)%
Hotel net income (loss) margin	8.54%		8.54%	13.44%		12.88%	(4.90)%	(4.34)%
Hotel EBITDA	$206,439	$—	$206,439	$200,505	$20,046	$220,551	2.96%	(6.40)%
Hotel EBITDA margin	27.71%		27.71%	29.70%		29.61%	(1.99)%	(1.90)%
Selected Operating Information:
RevPAR	$306.69	$—	$306.69	$300.90	$511.09	$311.51	1.92%	(1.55)%
Occupancy	66.94%	—%	66.94%	65.62%	46.76%	64.66%	2.01%	3.53%
ADR	$458.19	$—	$458.19	$458.58	$1,093.04	$481.75	(0.09)%	(4.89)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023	2023	2023	2023	2023	2023	2023	2023	2023	2023
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$179,216	$—	$179,216	$160,697	$—	$160,697	$187,905	$—	$187,905	$217,180	$—	$217,180
Hotel net income (loss)	$6,943	$—	$6,943	$788	$—	$788	$18,143	$—	$18,143	$37,753	$—	$37,753
Hotel net income (loss) margin	3.87%		3.87%	0.49%		0.49%	9.66%		9.66%	17.38%		17.38%
Hotel EBITDA	$45,116	$—	$45,116	$34,867	$—	$34,867	$53,660	$—	$53,660	$72,796	$—	$72,796
Hotel EBITDA margin	25.17%		25.17%	21.70%		21.70%	28.56%		28.56%	33.52%		33.52%

Hotel net income (loss) % of total TTM	10.9%		10.9%	1.2%		1.2%	28.5%		28.5%	59.4%		59.4%
EBITDA % of total TTM	21.9%		22.0%	16.9%		16.9%	26.0%		26.0%	35.2%		35.1%

JV interests in Hotel net income (loss)	$702	$—	$702	$830	$—	$830	$1,757	$—	$1,757	$1,154	$—	$1,154
JV interests in EBITDA	$1,769	$—	$1,769	$1,849	$—	$1,849	$2,618	$—	$2,618	$1,943	$—	$1,943

	Actual	Non-comparable Adjustments	Comparable
	2023	2023	2023
	TTM	TTM	TTM
Total hotel revenue	$744,998	$—	$744,998
Hotel net income (loss)	$63,627	$—	$63,627
Hotel net income (loss) margin	8.54%		8.54%
Hotel EBITDA	$206,439	$—	$206,439
Hotel EBITDA margin	27.71%		27.71%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$4,443	$—	$4,443
JV interests in EBITDA	$8,179	$—	$8,179
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2023
(in thousands, except share price)
(unaudited)

December 31, 2023
Common stock shares outstanding	66,636
Partnership units outstanding (common stock equivalents)	7,224
Combined common stock shares and partnership units outstanding	73,860
Common stock price	$2.50
Market capitalization	$184,650
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$407,908
Series M redeemable preferred stock	$45,820
Indebtedness	$1,173,043
Joint venture partner's share of consolidated indebtedness	$(44,300)
Net working capital (see below)	$(69,610)
Total enterprise value (TEV)	$1,814,461

Cash and cash equivalents	$83,252
Restricted cash	$78,395
Accounts receivable, net	$37,929
Prepaid expenses	$9,675
Due from third-party hotel managers, net	$16,375
Total current assets	$225,626

Accounts payable, net & accrued expenses	$145,013
Dividends and distributions payable	$9,158
Due to affiliates, net	$1,845
Total current liabilities	$156,016

Net working capital*	$69,610
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2023				2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Bardessono Hotel and Spa	65					x	x
Capital Hilton Washington D.C.	550	x	x	x	x	x
The Ritz-Carlton Lake Tahoe	170			x	x		x	x
Cameo Beverly Hills	143								x
The Ritz-Carlton St. Thomas	180							x	x
The Ritz-Carlton Sarasota	276		x	x	x	x
Total		1	2	3	3	3	2	2	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2023 and 2024 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2023	2023	2023	2023	December 31, 2023
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$6,943	$788	$18,143	$37,753	$63,627
Non-property adjustments	249	203	(12)	12	452
Interest income	(315)	(316)	(259)	(235)	(1,125)
Interest expense	9,250	9,557	11,425	11,066	41,298
Amortization of loan costs	622	556	562	642	2,382
Depreciation and amortization	25,478	22,703	22,567	22,521	93,269
Income tax expense (benefit)	1,587	13	507	340	2,447
Non-hotel EBITDA ownership expense	1,302	1,363	727	697	4,089
Hotel EBITDA including amounts attributable to noncontrolling interest	45,116	34,867	53,660	72,796	206,439
Non-comparable adjustments	—	—	—	—	—
Comparable hotel EBITDA	$45,116	$34,867	$53,660	$72,796	$206,439

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(108)	$2,914	$278	$505	$1,248	$621	$(1,113)	$1,665	$(704)	$3,108	$(4,634)	$(671)	$(409)	$(1,862)	$3,920	$2,185	$6,943	$(28,426)	$(21,483)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	—	—	—	249	(249)	—
Interest income	(40)	(95)	9	—	—	—	—	(16)	(48)	(83)	57	(27)	(13)	—	—	(59)	(315)	315	—
Interest expense	—	—	—	—	1,462	—	1,476	—	—	165	1,139	20	1,018	703	—	3,267	9,250	14,135	23,385
Amortization of loan cost	—	—	—	—	81	4	206	—	—	—	65	—	—	45	—	221	622	433	1,055
Depreciation and amortization	2,751	1,053	1,195	580	561	423	1,258	2,034	2,392	1,924	1,660	2,555	2,274	659	1,679	2,483	25,481	—	25,481
Income tax expense (benefit)	10	45	—	—	—	—	—	(4)	—	—	—	—	1,365	—	171	—	1,587	38	1,625
Non-hotel EBITDA ownership expense	161	387	39	125	11	23	4	9	57	18	235	22	9	181	12	6	1,299	(1,299)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,774	4,304	1,521	1,210	3,363	1,071	1,831	3,688	1,697	5,132	(1,229)	1,899	4,244	(274)	5,782	8,103	45,116	(15,053)	30,063
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(693)	(1,076)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,769)	1,769	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$2,081	$3,228	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$43,347	$(13,293)	$30,054
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$45,116
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$—	$—	$1,899	$4,244	$(274)	$5,782	$8,103	$38,439
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$—	$—	$1,899	$4,244	$(274)	$5,782	$8,103	$38,439
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,774	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,774
BAML Pool (see footnote 3)	—	—	1,521	—	—	—	—	3,688	1,697	—	—	1,899	—	—	—	—	8,805
BAML Credit Facility (see foonote 4)	—	—	—	1,210	—	1,071	—	—	—	5,132	—	—	—	—	—	—	7,413
BAML (Pier House Resort & Spa)	—	—	—	—	3,363	—	—	—	—	—	—	—	—	—	—	—	3,363
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,831	—	—	—	—	—	—	—	—	—	1,831
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,229)	—	—	—	—	—	(1,229)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,244	—	—	—	4,244
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(274)	—	—	(274)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,103	8,103
Prudential (Hilton La Jolla Torrey Pines)	—	4,304	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,304
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,782	—	5,782
Total	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$45,116

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(616)	$3,935	$2,147	$1,463	$28	$1,234	$(1,255)	$376	$356	$(1,281)	$(1,234)	$4,044	$(659)	$(1,272)	$(570)	$(5,908)	$788	$(23,399)	$(22,611)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(68)	(94)	(3)	—	—	—	—	(12)	(42)	(56)	44	(22)	(12)	—	—	(51)	(316)	316	—
Interest expense	—	—	—	267	1,447	380	1,463	—	—	965	1,008	20	1,010	696	—	2,301	9,557	12,868	22,425
Amortization of loan cost	—	—	—	—	81	12	203	—	—	—	40	—	9	44	—	167	556	325	881
Depreciation and amortization	2,484	1,052	1,121	566	549	421	1,140	1,962	2,403	1,482	1,236	1,536	2,139	528	1,656	2,428	22,703	—	22,703
Income tax expense (benefit)	(35)	67	—	—	—	—	—	5	—	—	—	—	28	—	(52)	—	13	(1,203)	(1,190)
Non-hotel EBITDA ownership expense	648	23	(21)	197	10	59	—	18	17	13	223	14	20	155	9	(22)	1,363	(1,363)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,413	4,983	3,244	2,493	2,115	2,106	1,551	2,349	2,734	1,123	1,317	5,592	2,535	(141)	1,043	(590)	34,867	(12,659)	22,208
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(603)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,849)	1,849	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$1,810	$3,737	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$33,018	$(10,813)	$22,205
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,413	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,413
BAML Pool (see footnote 3)	—	—	3,244	—	—	—	—	2,349	2,734	—	—	5,592	—	—	—	—	13,919
BAML Credit Facility (see foonote 4)	—	—	—	2,493	—	2,106	—	—	—	1,123	—	—	—	—	—	—	5,722
BAML (Pier House Resort & Spa)	—	—	—	—	2,115	—	—	—	—	—	—	—	—	—	—	—	2,115
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,551	—	—	—	—	—	—	—	—	—	1,551
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,317	—	—	—	—	—	1,317
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,535	—	—	—	2,535
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(141)	—	—	(141)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(590)	(590)
Prudential (Hilton La Jolla Torrey Pines)	—	4,983	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,983
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,043	—	1,043
Total	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3,924	$3,105	$1,890	$764	$1,709	$13	$(4,002)	$1,388	$37	$2,593	$(2,450)	$2,729	$3,586	$(595)	$3,960	$(508)	$18,143	$(21,281)	$(3,138)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	(12)	12	—
Interest income	(64)	(84)	(6)	—	—	—	—	(8)	(28)	(54)	27	(15)	(10)	—	—	(17)	(259)	259	—
Interest expense	—	—	—	772	1,378	981	1,399	—	—	2,075	961	20	963	667	—	2,209	11,425	11,490	22,915
Amortization of loan cost	—	—	—	—	80	8	201	—	—	—	39	—	27	44	—	163	562	123	685
Depreciation and amortization	2,438	1,044	1,146	588	587	406	1,118	2,035	2,445	1,444	1,117	1,536	2,123	515	1,637	2,388	22,567	—	22,567
Income tax expense (benefit)	125	49	—	—	—	—	—	4	—	—	—	—	133	—	196	—	507	(582)	(75)
Non-hotel EBITDA ownership expense	(81)	16	3	120	21	12	94	167	(4)	62	203	43	26	17	33	(5)	727	(727)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,342	4,130	3,033	2,244	3,775	1,420	(1,190)	3,586	2,450	6,120	(115)	4,313	6,848	648	5,826	4,230	53,660	(10,706)	42,954
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,586)	(1,032)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,618)	2,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	75	75
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(80)	(80)
Hotel EBITDA attributable to the Company and OP unitholders	$4,756	$3,098	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$51,042	$(8,093)	$42,949
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,342	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,342
BAML Pool (see footnote 3)	—	—	3,033	—	—	—	—	3,586	2,450	—	—	4,313	—	—	—	—	13,382
BAML Credit Facility (see foonote 4)	—	—	—	2,244	—	1,420	—	—	—	6,120	—	—	—	—	—	—	9,784
BAML (Pier House Resort & Spa)	—	—	—	—	3,775	—	—	—	—	—	—	—	—	—	—	—	3,775
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,190)	—	—	—	—	—	—	—	—	—	(1,190)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(115)	—	—	—	—	—	(115)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,848	—	—	—	6,848
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	648	—	—	648
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,230	4,230
Prudential (Hilton La Jolla Torrey Pines)	—	4,130	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,130
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,826	—	5,826
Total	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,734	$2,882	$(923)	$(1,304)	$3,814	$(997)	$7,458	$(1,358)	$(151)	$6,751	$3,628	$(631)	$5,804	$(493)	$6,170	$5,369	$37,753	$(21,149)	$16,604
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	12	—	—	—	—	—	12	(12)	—
Interest income	(65)	(73)	—	—	—	—	—	(5)	(19)	(42)	—	(9)	(9)	—	—	(13)	(235)	235	—
Interest expense	—	—	—	717	1,268	902	1,301	—	—	1,891	894	20	901	622	281	2,269	11,066	11,045	22,111
Amortization of loan cost	—	—	—	—	79	—	199	—	—	95	39	—	27	43	—	160	642	120	762
Depreciation and amortization	2,186	1,027	1,235	594	593	393	1,108	2,031	2,545	1,305	1,230	1,625	2,136	549	1,637	2,327	22,521	—	22,521
Income tax expense (benefit)	26	12	—	—	—	—	—	5	—	—	—	—	136	—	161	—	340	1,989	2,329
Non-hotel EBITDA ownership expense	17	24	73	113	4	20	15	21	20	6	306	7	6	33	24	8	697	(697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,898	3,872	385	120	5,758	318	10,081	694	2,395	10,006	6,109	1,012	9,001	754	8,273	10,120	72,796	(8,469)	64,327
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(975)	(968)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,943)	1,943	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	73	73
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$2,923	$2,904	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$70,853	$(6,530)	$64,323
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,898	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,898
BAML Pool (see footnote 3)	—	—	385	—	—	—	—	694	2,395	—	—	1,012	—	—	—	—	4,486
BAML Credit Facility (see foonote 4)	—	—	—	120	—	318	—	—	—	10,006	—	—	—	—	—	—	10,444
BAML (Pier House Resort & Spa)	—	—	—	—	5,758	—	—	—	—	—	—	—	—	—	—	—	5,758
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	10,081	—	—	—	—	—	—	—	—	—	10,081
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	6,109	—	—	—	—	—	6,109
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	9,001	—	—	—	9,001
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	754	—	—	754
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,120	10,120
Prudential (Hilton La Jolla Torrey Pines)	—	3,872	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,872
Unencumbered hotel (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,273	—	8,273
Total	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(21)	$2,876	$(91)	$702	$1,655	$672	$322	$799	$(1,477)	$1,194	$681	$283	$3,752	$(816)	$2,235	$933	$13,699	$(18,252)	$(4,553)
Non-property adjustments	—	—	—	—	—	—	—	(16)	—	—	—	—	(39)	—	—	—	(55)	55	—
Interest income	(38)	(50)	—	—	—	—	—	(4)	(15)	(25)	—	(7)	(2)	—	—	(4)	(145)	145	—
Interest expense	—	—	—	638	1,117	809	1,168	—	—	1,717	774	20	828	574	771	—	8,416	9,862	18,278
Amortization of loan cost	—	—	—	—	78	—	197	—	—	94	38	—	26	43	—	—	476	119	595
Depreciation and amortization	1,901	1,070	1,382	584	648	395	1,051	2,029	2,683	1,419	852	1,488	2,002	619	1,602	781	20,506	—	20,506
Income tax expense (benefit)	—	—	—	—	—	—	—	6	—	—	—	—	(124)	—	337	—	219	41	260
Non-hotel EBITDA ownership expense	1,442	13	29	114	5	8	(4)	51	(1)	1,759	236	1	163	36	97	—	3,949	(3,949)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,284	3,909	1,320	2,038	3,503	1,884	2,734	2,865	1,190	6,158	2,581	1,785	6,606	456	5,042	1,710	47,065	(11,979)	35,086
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(821)	(977)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,798)	1,798	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	108	108
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(114)	(114)
Hotel EBITDA attributable to the Company and OP unitholders	$2,463	$2,932	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$6,606	$456	$5,042	$1,710	$45,267	$(10,187)	$35,080
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	5,419	3,767
Comparable hotel EBITDA	$3,284	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$6,158	$2,581	$1,785	$4,954	$456	$5,042	$7,129	$50,832
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$—	$—	$1,785	$6,606	$456	$5,042	$1,710	$35,042
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	5,419	3,767
Comparable hotel EBITDA	$—	$3,909	$1,320	$2,038	$3,503	$1,884	$2,734	$2,865	$1,190	$—	$—	$1,785	$4,954	$456	$5,042	$7,129	$38,809
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$6,606	$—	$5,042	$1,710	$36,165
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(1,652)	—	—	5,419	3,767
Comparable hotel EBITDA	$—	$3,909	$—	$2,038	$3,503	$1,884	$2,734	$—	$—	$6,158	$2,581	$—	$4,954	$—	$5,042	$7,129	$39,932
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,284	$—	$1,320	$—	$—	$—	$—	$2,865	$1,190	$—	$—	$1,785	$—	$456	$—	$—	$10,900
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,934	$12,836	$3,392	$1,428	$6,799	$871	$1,088	$2,071	$(462)	$11,171	$(4,690)	$5,471	$8,322	$(4,222)	$13,480	$1,138	$63,627	$(94,255)	$(30,628)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	(292)	—	495	452	(452)	—
Interest income	(237)	(346)	—	—	—	—	—	(41)	(137)	(235)	128	(73)	(44)	—	—	(140)	(1,125)	1,125	—
Interest expense	—	—	—	1,756	5,555	2,263	5,639	—	—	5,096	4,002	80	3,892	2,688	281	10,046	41,298	49,538	90,836
Amortization of loan cost	—	—	—	—	321	24	809	—	—	95	183	—	63	176	—	711	2,382	1,001	3,383
Depreciation and amortization	9,859	4,176	4,697	2,328	2,290	1,643	4,624	8,062	9,785	6,155	5,243	7,252	8,672	2,251	6,609	9,626	93,272	—	93,272
Income tax expense (benefit)	126	173	—	—	—	—	—	10	—	—	—	—	1,662	—	476	—	2,447	242	2,689
Non-hotel EBITDA ownership expense	745	450	94	555	46	114	113	215	90	99	967	86	61	386	78	(13)	4,086	(4,086)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	15,427	17,289	8,183	6,067	15,011	4,915	12,273	10,317	9,276	22,381	6,082	12,816	22,628	987	20,924	21,863	206,439	(46,887)	159,552
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,857)	(4,322)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,179)	8,179	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	253	253
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(274)	(274)
Hotel EBITDA attributable to the Company and OP unitholders	$11,570	$12,967	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$22,381	$6,082	$12,816	$22,628	$987	$20,924	$21,863	$198,260	$(38,729)	$159,531
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$15,427	$17,289	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$22,381	$6,082	$12,816	$22,628	$987	$20,924	$21,863	$206,439
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$17,289	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$—	$—	$12,816	$22,628	$987	$20,924	$21,863	$162,549
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$17,289	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$—	$—	$12,816	$22,628	$987	$20,924	$21,863	$162,549
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$17,289	$—	$6,067	$15,011	$4,915	$12,273	$—	$—	$22,381	$6,082	$—	$22,628	$—	$20,924	$21,863	$149,433
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$17,289	$—	$6,067	$15,011	$4,915	$12,273	$—	$—	$22,381	$6,082	$—	$22,628	$—	$20,924	$21,863	$149,433
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,427	$—	$8,183	$—	$—	$—	$—	$10,317	$9,276	$—	$—	$12,816	$—	$987	$—	$—	$57,006
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$15,427	$—	$8,183	$—	$—	$—	$—	$10,317	$9,276	$—	$—	$12,816	$—	$987	$—	$—	$57,006
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2022
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,125	$13,162	$2,226	$4,488	$12,377	$2,547	$5,668	$(505)	$(2,872)	$17,641	$5,020	$3,790	$18,920	$(1,390)	$7,583	$933	$90,713	$(71,365)	$19,348
Non-property adjustments	—	—	—	—	—	—	76	(16)	—	—	—	—	(40)	—	—	—	20	(20)	—
Interest income	(55)	(73)	—	—	—	—	—	(5)	(24)	(52)	—	(12)	(8)	—	—	(4)	(233)	233	—
Interest expense	—	—	—	1,674	2,802	2,165	3,228	—	—	4,919	2,017	26	2,557	1,822	1,747	—	22,957	26,753	49,710
Amortization of loan cost	—	—	—	135	307	102	713	—	—	370	150	—	43	167	—	—	1,987	469	2,456
Depreciation and amortization	7,420	4,118	5,975	2,371	2,611	2,046	3,932	8,028	11,226	5,326	3,234	5,406	8,072	2,452	5,124	781	78,122	—	78,122
Income tax expense (benefit)	—	—	—	—	—	—	—	19	—	—	—	—	415	—	333	—	767	3,276	4,043
Non-hotel EBITDA ownership expense	1,684	121	87	459	18	98	3	152	24	2,173	962	7	178	106	100	—	6,172	(6,172)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	10,174	17,328	8,288	9,127	18,115	6,958	13,620	7,673	8,354	30,377	11,383	9,217	30,137	3,157	14,887	1,710	200,505	(46,826)	153,679
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,543)	(4,333)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(6,876)	6,876	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	328	328
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(334)	(334)
Hotel EBITDA attributable to the Company and OP unitholders	$7,631	$12,995	$8,288	$9,127	$18,115	$6,958	$13,620	$7,673	$8,354	$30,377	$11,383	$9,217	$30,137	$3,157	$14,887	$1,710	$193,629	$(39,956)	$153,673
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	—	3,634	16,412	20,047
Comparable hotel EBITDA	$10,174	$17,328	$8,288	$9,127	$18,115	$6,958	$13,620	$7,673	$8,354	$30,377	$11,383	$9,217	$30,138	$3,157	$18,521	$18,122	$220,552
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$17,328	$8,288	$9,127	$18,115	$6,958	$13,620	$7,673	$8,354	$—	$—	$9,217	$30,137	$3,157	$14,887	$1,710	$148,571
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	—	3,634	16,412	20,047
Comparable hotel EBITDA	$—	$17,328	$8,288	$9,127	$18,115	$6,958	$13,620	$7,673	$8,354	$—	$—	$9,217	$30,138	$3,157	$18,521	$18,122	$168,618
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$17,328	$—	$9,127	$18,115	$6,958	$13,620	$—	$—	$30,377	$11,383	$—	$30,137	$—	$14,887	$1,710	$153,642
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	1	—	3,634	16,412	20,047
Comparable hotel EBITDA	$—	$17,328	$—	$9,127	$18,115	$6,958	$13,620	$—	$—	$30,377	$11,383	$—	$30,138	$—	$18,521	$18,122	$173,689
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$10,174	$—	$8,288	$—	$—	$—	$—	$7,673	$8,354	$—	$—	$9,217	$—	$3,157	$—	$—	$46,863
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$10,174	$—	$8,288	$—	$—	$—	$—	$7,673	$8,354	$—	$—	$9,217	$—	$3,157	$—	$—	$46,863
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at December 31, 2023, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period.
(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded hotels under renovation:
Capital Hilton Washington D.C., Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe.